                                                       EXHIBIT 10

                                                   EXECUTION COPY





       AGREEMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE, dated as of April 15, 1994 by and among HILTON HOTELS CORPORATION, a corporation duly organized and existing under the laws of Delaware and having its principal office at 9336 Civic Center Drive, Beverly Hills, California 90209 (the
  "Company"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a banking corporation duly organized and existing under the laws of the State of New York and having its principal corporate trust office at 60 Wall Street, New York, New York 10260 ("Resigning Trustee"), THE BANK OF NEW YORK TRUST COMPANY OF CALIFORNIA, a banking corporation duly organized and existing under the laws of the State of California and having its principal corporate trust office at 700 South Flower Street, Suite 200, Los Angeles, California 90017 ("BNY California") and THE BANK OF NEW YORK, a banking corporation duly organized and existing under the laws of the State of New York and having its principal corporate trust office at 101 Barclay Street, New York, New York 10286 ("BNY").

                                   RECITALS:

       WHEREAS, there was originally authorized $200,000,000 aggregate principal amount of the Company's Series A Medium Term Notes and $300,000,000 aggregate principal amount of its 7.70% Notes due July 15, 2002 (the "Securities") under a Trust Indenture dated as of July 1, 1988 by and between the Company and the Resigning Trustee (the "Indenture");

       WHEREAS, Section 8.10 of the Indenture provides that the Trustee may at any time resign by giving written notice of such resignation to the Company, effective upon the acceptance by a successor Trustee of its appointment as a successor Trustee;

       WHEREAS, Section 8.10 of the Indenture provides that, if the Trustee shall resign, the Company, by a Board Resolution, shall promptly appoint a successor Trustee;

       WHEREAS, Section 8.11 of the Indenture provides that any successor Trustee appointed in accordance with the Indenture shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment under the Indenture, and thereupon the resignation of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, trusts and duties of the predecessor trustee;

       WHEREAS, the Company desires to appoint BNY California as Trustee, and BNY as Paying Agent and Registrar to succeed
  Resigning Trustee in such capacities under the Indenture; and

       WHEREAS, BNY California is willing to accept such ap-pointment as successor Trustee, and BNY is willing to accept such appointment as successor Paying Agent and Registrar under the Indenture;

       NOW, THEREFORE, the Company, Resigning Trustee, BNY California and BNY, for and in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby consent and agree as follows:

                                   ARTICLE I

                             THE RESIGNING TRUSTEE

       SECTION 1.01   Pursuant to Section 8.10 of the Indenture,
  Resigning Trustee hereby notifies the Company  that  Resigning
  Trustee is hereby resigning as Trustee under the Indenture.


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       SECTION 1.02   Resigning  Trustee  hereby  represents and
  warrants to BNY California that:

       (a) No covenant or condition contained in the Indenture has been waived by Resigning Trustee or, to the best knowledge of responsible officers of Resigning Trustee's corporate trust department, by the Holders of the percentage in aggregate principal amount of the Securities required by the Indenture to effect any such waiver.

       (b) There is no action, suit or proceeding pending or, to the best knowledge of responsible officers of Resigning Trustee's corporate trust department, threatened against Resigning Trustee before any court or any governmental authority arising out of any act or omission of Resigning Trustee as Trustee under the Indenture.

       (c) As of the effective date of this Agreement, Resign-ing Trustee will hold no moneys or property under the Indenture.

       (d) Pursuant to Section 3.03 of the Indenture, Resigning Trustee duly authenticated and delivered, on February 8, 1994, Series A Medium Term Notes, $134,050,000 of which are outstanding as of the effective date hereof, and 7.70% Notes due July 15, 2002, $300,000,000 of which are outstanding as of the effective date hereof.

       (e) Each person who so authenticated the Securities was duly elected, qualified and acting as an officer of Resigning Trustee and empowered to authenticate the Securities at the respective times of such


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            authentication and the signature of such  person  or
            persons appearing on such Securities is each such person's genuine signature.

       (f) This Agreement has been duly authorized, executed and delivered on behalf of Resigning Trustee and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

       (g) To the best knowledge of responsible officers of the Resigning Trustee's corporate trust department, no event has occurred and is continuing which is, or after notice or lapse of time would become, an Event of Default under Section 7.01 of the Indenture.

       SECTION 1.03 Resigning Trustee hereby assigns, transfers, delivers and confirms to BNY California and BNY all right, title and interest of Resigning Trustee in and to the trust under the Indenture and all the rights, powers and trusts of the Trustee, Paying Agent and Register under the Indenture. Resigning Trustee shall execute and deliver such further instruments and shall do such other things as BNY California and BNY may reasonably require so as to more fully and certainly vest and confirm in BNY California and BNY all the rights, powers and trusts hereby assigned, transferred, delivered and confirmed to BNY California as Trustee and BNY as Paying Agent and Registrar.

       SECTION 1.04   Resigning Trustee  shall  deliver  to  BNY
  California or BNY, as applicable, as of or immediately after the effective date hereof, all of the documents listed on Exhibit A hereto.





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                                   ARTICLE II

                                  THE COMPANY

       SECTION 2.01 The Company hereby accepts the resignation of Resigning Trustee as Trustee, Paying Agent and Registrar under the Indenture.

       SECTION 2.02 The Company hereby certifies that Exhibit B annexed hereto is a copy of the Board Resolution which was duly adopted by the Board of Directors of the Company, which is in full force and effect on the date hereof, and which authorizes certain officers of the Company to: (a) accept Resigning Trustee's resignation as Trustee, Paying Agent and Registrar under the Indenture; (b) appoint BNY California as Trustee and BNY as Paying Agent and Registrar under the Indenture; and (c) execute and deliver such agreements and other instruments as may be necessary or desirable to effectuate the succession of BNY California as Trustee and BNY as Paying Agent and Registrar under the Indenture.

       SECTION 2.03 The Company hereby appoints BNY California as Trustee and BNY as Paying Agent and Registrar under the Indenture to succeed to, and hereby vests BNY California and BNY with, all the rights, powers, and trusts of Resigning Trustee under the Indenture with like effect as if originally named as Trustee and Paying Agent and Registrar, respectively, in the Indenture.

       SECTION 2.04 Promptly after the effective date of this Agreement, the Company shall cause a notice, substantially in the form of Exhibit C annexed hereto, to be sent to each Holder of the Securities in accordance with the provisions of
  Section 8.10 of the Indenture.





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       SECTION 2.05   The Company hereby represents and warrants
  to Resigning Trustee, BNY California and BNY that:

       (a) The Company is a corporation duly and validly organized and existing pursuant to the laws of the State of Delaware.

       (b) The Indenture was validly and lawfully executed and delivered by the Company and the Securities were validly issued by the Company.

       (c) The Company has performed or fulfilled prior to the date hereof, and will continue to perform and fulfill after the date hereof, each covenant, agree-ment, condition, obligation and responsibility under the Indenture.

       (d) No event has occurred and is continuing which is, or after notice or lapse of time would become, an Event of Default under Section 7.01 of the Indenture.

       (e) No covenant or condition contained in the Indenture has been waived by the Company or, to the best of the Company's knowledge, by Holders of the percent-age in aggregate principal amount of the Securities required to effect any such waiver.

       (f) There is no action, suit or proceeding pending or, to the best of the Company's knowledge, threatened against the Company before any court or any governmental authority arising out of any act or omission of the Company under the Indenture.

       (g)  This Agreement has been  duly  authorized,  executed
            and   delivered   on   behalf  of  the  Company  and




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            constitutes its legal, valid and binding obligation,
            enforceable in accordance with its terms.

       (h) All conditions precedent relating to the appointment of BNY California as successor Trustee and of BNY as successor Paying Agent and Registrar under the Indenture have been complied with by the Company.


                                  ARTICLE III

                             THE SUCCESSOR TRUSTEE

       SECTION 3.01   BNY  California  hereby   represents   and
  warrants to Resigning Trustee and to the Company that:

       (a)  BNY   California   is  not  disqualified  under  the
            provisions of Section 8.08 and is eligible under the provisions of Section 8.09 of the Indenture to act as Trustee under the Indenture.

       (b) This Agreement has been duly authorized, executed and delivered on behalf of BNY California and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

       SECTION 3.02 BNY California hereby accepts its ap-pointment as successor Trustee under the Indenture and accepts the rights, powers, duties and obligations of Resigning Trustee under the Indenture, upon the terms and conditions set forth therein, with like effect as if originally named as Trustee under the Indenture.

       SECTION 3.03   BNY  hereby  accepts  its  appointment  as
  successor  Paying  Agent and Registrar under the Indenture and
  accepts  the  rights,  powers,  duties  and   obligations   of


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
  Resigning Trustee in its capacity as resigning Paying Agent and Registrar under the Indenture, upon the terms and conditions set forth therein, with like effect as if originally named as Paying Agent and Registrar under the Indenture.

       SECTION 3.04 References in the Indenture to "Corporate Trust Office" or other similar terms shall be deemed to refer to the principal corporate trust office of BNY California as successor Trustee, which is presently located at 700 South Flower Street, Suite 200, Los Angeles, California 90017, or, as applicable, the office of BNY, as Paying Agent and Registrar, which is presently located at 101 Barclay Street, Floor 21 West, New York, New York 10286.


                                   ARTICLE V

                                 MISCELLANEOUS

       SECTION 4.01 Except as otherwise expressly provided herein or unless the context otherwise requires, all terms used herein which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

       SECTION 4.02 This Agreement and the resignation, ap-pointment and acceptance effected hereby shall be effective as of the opening of business on May 1, 1994.

       SECTION 4.03 Resigning Trustee hereby acknowledges pay-ment or provision for payment in full by the Company of compensation for all services rendered by Resigning Trustee under Section 8.07 of the Indenture and reimbursement in full by the Company of the expenses, disbursements and advances incurred or made by Resigning Trustee in accordance with the provisions of the Indenture. Resigning Trustee acknowledges


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  that it relinquishes any lien it may have upon all property or funds held or collected by it to secure any amounts due it pursuant to the provisions of Section 8.07 of the Indenture. The Company acknowledges its obligation set forth in Section
  8.07 of the Indenture to indemnify Resigning Trustee for, and to hold Resigning Trustee harmless against, any loss, li-ability and expense incurred without negligence or bad faith on the part of the Resigning Trustee and arising out of or in connection with the acceptance or administration of the trust evidenced by the Indenture (which obligation shall survive the execution hereof).

       SECTION 4.04 This Agreement shall be governed by and construed in accordance with the laws of the State of New
  York.

       SECTION 4.05 This Agreement may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

       SECTION 4.06   The   Company,   Resigning   Trustee,  BNY
  California and BNY hereby acknowledge receipt of  an  executed
  and   acknowledged  counterpart  of  this  Agreement  and  the
  effectiveness thereof.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement of Resignation, Appointment and Acceptance to be duly executed and acknowledged and their respective seals to be affixed hereunto and duly attested all as of the day and year first above written.


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

  [SEAL]                        HILTON HOTELS CORPORATION


  Attest:                       By: /s/ RICHARD H. CHAMBERS
                                --------------------------------
                                Name:  Richard H. Chambers
  /s/ STEVE KRITHIS             Title: Treasurer
  ------------------------------
  Name:  Steve Krithis
  Title: Vice President/
         Corporate Comptroller


  [SEAL]

  Attest:                       MORGAN GUARANTY TRUST COMPANY
                                  OF NEW YORK, as Resigning
                                  Trustee


                                By: /s/ M. CULHANE
                                --------------------------------
                                Name:   M. Culhane
                                Title:  Vice President
  /s/ DIANE M. HILLS
  ------------------------------
  Name:  Diane M. Hills
  Title: Assistant Secretary


  [SEAL]

  Attest:                       THE BANK OF NEW YORK TRUST
                                  COMPANY OF CALIFORNIA,
                                   as successor Trustee


                                By: /s/ DAVID A. OESER
                                --------------------------------
                                Name:  David A. Oeser
                                Title: Assistant Vice President

  /s/ CAROL GRAFALS
  ------------------------------
  Name:  Carol Grafals
  Title: Vice President


  Attest:                       THE BANK OF NEW YORK, as
                                  successor Paying Agent
                                  and Registrar

                                By: /s/ Jenepher Lattibeaudiere
                                --------------------------------
                                Name:  Jenepher Lattibeaudiere
                                Title: Vice President
  /s/ ARTHUR P. BARBER
  ------------------------------
  Name:  Arthur P. Barber
  Title: Assistant Vice President

STATE OF CALIFORNIA      )
                         : ss:
COUNTY OF CALIFORNIA     )


On the 22nd day of April, 1994, before me personally came Richard H. Chambers to me known, who, being by me duly sworn, did depose and say that he resides at 4915 Queen Florence Lane, Woodland Hills, CA; that he is Treasurer of HILTON HOTELS CORPORATION, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by the authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.




                                        Notary Public

STATE OF NEW YORK        )
                         : ss:
COUNTY OF NEW YORK       )


On the 29th day of April, 1994, before me personally came Michael Culhane to me known, who, being by me duly sworn, did depose and say that he resides at Brooklyn, New York 11209; that he is Vice President of MORGAN GUARANTY TRUST COMPANY OF NEW YORK, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by the authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.




                                        Notary Public

  STATE OF NEW YORK        )
                           :    ss:
  COUNTY OF NEW YORK       )


  On the 19th day of April, 1994, before me personally came Jenepher Lattibeaudiere to me known, who, being by me duly sworn, did depose and say that she resides at 51 Jackson Street, E. Farmingdale, NY 11735; that she is Vice President of THE BANK OF NEW YORK, one of the corporations described in and which executed the above instrument; that she knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by the authority of the Board of Directors of said corporation; and that she signed her name thereto by like authority.




                                          Notary Public

  STATE OF CALIFORNIA      )
                           :    ss:
  COUNTY OF CALIFORNIA     )


  On the 22nd day of April, 1994, before me personally came David A. Oeser to me known, who, being by me duly sworn, did depose and say that he resides at Los Angeles, CA; that he is Assistant Vice President of THE BANK OF NEW YORK TRUST COMPANY OF CALIFORNIA, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by the authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.




                                          Notary Public




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

                                   EXHIBIT A



          Documents to be delivered to Successor Trustee


  1. Executed copy of Indenture dated as of July 1, 1988 and First Supplement Indenture dated as of June 30,
            1992.

  2.        Conformed  copy  of  Indenture  and First Supplement
            Indenture dated as of June 30, 1992.

  3.        File of closing documents from initial issuance.

  4. Copies of the most recent of each of the SEC reports delivered by the Company pursuant to Section 6.04 of the Indenture.

  5. A copy of the most recent compliance certificate delivered pursuant to Section 5.04 of the Indenture.

  6.        Certified      list     of     Holders     as     of
                                , including  certificate  detail
            and all "stop transfers" and the reason for such "stop transfers" (or, alternatively, if there are a substantial number of registered Holders, the computer tape reflecting the identity of such Hold-
            ers).

  7. Copies of any official notices sent by the Trustee to all the Holders of the Securities pursuant to the terms of the Indenture during the past twelve months and a copy of the most recent Trustee's annual report to holders delivered pursuant to Section 6.04 of the Indenture.

  8. List of any documents which, to the knowledge of Resigning Trustee, are required to be furnished but have not been furnished to Resigning Trustee, or if none, a statement from the Resigning Trustee to that effect.

                           HILTON HOTELS CORPORATION


                                     NOTICE

  To the Holders of Series A Medium Term Notes and 7.70% Notes due July 15, 2002 of Hilton Hotels Corporation:

  NOTICE IS HEREBY GIVEN, pursuant to Section 8.10 of the Indenture (the "Indenture") dated as of July 1, 1988 by and between Hilton Hotels Corporation (the "Company") and Morgan Guaranty Trust Company of New York, as Trustee ("Morgan Guaranty"), that Morgan Guaranty has resigned as Trustee, Paying Agent and Registrar under the Indenture.

       The Bank of New York Trust Company of California, a corporation duly organized and existing under the laws of the State of California, has accepted appointment as Trustee, and The Bank of New York, a banking corporation duly organized and existing under the laws of the State of New York has accepted appointment as Paying Agent and Registrar under the Indenture. The address of the corporate trust office of The Bank of New York Trust Company of California is 700 South Flower Street, Suite 200, Los Angeles, California 90017 and the address of the corporate trust office of The Bank of New York is 101 Barclay Street, New York, New York 10286.

       Morgan Guaranty's resignation as Trustee, Paying Agent and Registrar, The Bank of New York Trust Company of California's appointment as successor Trustee and The Bank of New York's appointment as successor Paying Agent and Registrar were effective as of the opening of business on May 1, 1994.

  Dated:  July 20, 1994

                                Very truly yours,


                                HILTON HOTELS CORPORATION